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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                           THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)

        Minnesota                      0-15767                          41-1293081
(State or other jurisdiction    (Commission File No.)       (IRS Employer Identification No.)
     of incorporation)

          411 Farwell Avenue, South St. Paul, Minnesota              55075
            (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (651) 451-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

         On April 25, 2005, The Sportsman's Guide, Inc. issued a press release to report expected sales and earnings per share for its first quarter ended March 31, 2005. The release is furnished as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits

         (c)      Exhibits. The following exhibit is furnished with this report:

                  99 Press Release dated April 25, 2005 of The Sportsman's Guide, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SPORTSMAN'S GUIDE, INC.



Date: April 25, 2005                By:  /s/ CHARLES B. LINGEN
                                         ------------------------------
                                         Name:    Charles B. Lingen
                                         Title:   Executive Vice President
                                                  of Finance and Administration
                                                  and Chief Financial Officer